UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant  ☒                             Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

Mallinckrodt public limited company

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies
	(2)	Aggregate number of securities to which transaction applies
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined)
	(4)	Proposed maximum aggregate value of transaction
	(5)	Total fee paid

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid
	(2)	Form, Schedule or Registration Statement No.
	(3)	Filing Party
	(4)	Date Filed

Your Vote Counts!
MALLINCKRODT PLC 2021 Annual General Meeting Vote by August 12, 2021 11:59 PM ET

C/O MALLINCKRODT PLC COMPANY SECRETARY COLLEGE BUSINESS & TECHNOLOGY PARK CRUISERATH, BLANCHARDSTOWN DUBLIN 15, IRELAND

D55979-P59293

 You invested in MALLINCKRODT PLC and it’s time to vote!

You have the right to vote on proposals being presented at the Annual General Meeting. This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on August 13, 2021.

 Get informed before you vote

View the Notice and Proxy Statement, including resolutions; Annual Report on Form 10-K, as amended; and Irish Statutory Accounts, including related reports online OR you can receive a free paper or email copy of the material(s) by requesting prior to July 30, 2021. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote. com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

*Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

V1

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the

upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items		Board Recommends

Item 1 - Election of Directors

Nominees:

1a.	David R. Carlucci	For

1b.	J. Martin Carroll	For

1c.	Paul R. Carter	For

1d.	David Y. Norton	For

1e.	Carlos V. Paya, M.D.	For

1f.	JoAnn A. Reed	For

1g.	Angus C. Russell	For

1h.	Mark C. Trudeau	For

1i.	Anne C. Whitaker	For

1j.	Kneeland C. Youngblood, M.D.	For

Item 2 - Approve, in a non-binding vote, the re-appointment of the independent auditors and authorize, in a binding vote, the Audit Committee to set the auditors’ remuneration.		For

Item 3 - Advisory vote to approve the Company’s executive compensation.		For

Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”.

D55980-P59293